SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2006

HealthSouth Corporation (Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-14940	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

One HealthSouth Parkway, Birmingham, Alabama 35243 (Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

On October 4, 2006, representatives of HealthSouth Corporation (the “Company”) will make a presentation at a financial industry conference using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99. The presentation will address, among other things, the Company’s previously announced strategic repositioning and management’s growth expectations for the Company under a more focused, “pure-play,” post-acute strategy.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Note Regarding Presentation of Non-GAAP Financial Measures

The financial data contained in the presentation includes non-GAAP financial measures, including “Adjusted Consolidated EBITDA,” to assist in assessing projected and actual operating performance and to facilitate quantification of planned business activities. The Company continues to believe that an understanding of Adjusted Consolidated EBITDA is an important measure of operating performance, leverage capacity, its ability to service its debt, and its ability to make capital expenditures. The Company believes it is meaningful because it provides investors with a measure used by its internal decision makers for evaluating its business. The Company’s internal decision makers believe Adjusted Consolidated EBITDA is a meaningful measure because it represents a transparent view of the Company’s recurring operating performance and allows the Company’s management to readily view operating trends, perform analytical comparisons and perform benchmarking between segments. Additionally, the Company’s management believes the inclusion of professional fees associated with litigation, financial restructuring, government investigations, forensic accounting, creditor advisors, accounting reconstruction, audit and tax work associated with the reconstruction process, and non-ordinary course charges incurred after March 19, 2003 and related to its overall corporate restructuring (including matters related to internal controls) distort, within EBITDA, their ability to efficiently assess and view the core operating trends on a consolidated basis and within segments. Additionally, the Company uses Adjusted Consolidated EBITDA as a significant criterion in its determination of performance-based cash bonuses and stock awards. The Company reconciles Adjusted Consolidated EBITDA to net loss and net cash used in operating activities.

The Company also uses Adjusted Consolidated EBITDA on a consolidated basis as a liquidity measure. The Company believes this financial measure on a consolidated basis is important in analyzing its liquidity because it is also a component of certain material covenants contained within its Credit Agreement, which is discussed in more detail in the Company’s Form 10-Q for the period ended June 30, 2006. These covenants are material terms of the Credit Agreement and the Credit Agreement represents a substantial portion of its capitalization. Non-compliance with these financial covenants under the Credit Agreement – its interest coverage ratio and its leverage ratio – could result in the lenders requiring the Company to immediately repay all amounts borrowed. In addition, if the Company cannot satisfy these financial covenants, it cannot engage in certain activities, such as incurring additional indebtedness, making certain payments, and acquiring and disposing of assets. Consequently, Adjusted Consolidated EBITDA is critical to the Company’s assessment of its liquidity.

               In general terms, the definition of Adjusted Consolidated EBITDA, per the Credit Agreement, allows the Company to add back to Adjusted Consolidated EBITDA all unusual non-cash items or non-recurring items. These items include, but may not be limited to, (1) expenses associated with government, class action, and related settlements, (2) fees, costs, and expenses related to the Company’s recapitalization transactions, (3) any losses from discontinued operations and closed locations, (4) charges in respect of professional fees for reconstruction and restatement of financial statements, including fees paid to outside professional firms for matters related to internal controls, and (5) compensation expenses recorded in accordance with Financial Accounting Standards Board Statement No. 123 (Revised), Share-Based Payment.

However, Adjusted Consolidated EBITDA is not a measure of financial performance under generally accepted accounting principles in the United States of America (“GAAP”), and the items excluded from Adjusted Consolidated EBITDA are significant components in understanding and assessing financial performance. Therefore, Adjusted Consolidated EBITDA should not be considered a substitute for net loss from continuing operations or cash flows from operating, investing, or financing activities. Because Adjusted Consolidated EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted Consolidated EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Revenue and expenses are measured in accordance with the policies and procedures described in the Company’s Form 10-K for the fiscal year ended December 31, 2005.

A reconciliation of net loss to Adjusted Consolidated EBITDA for the six months ended June 30, 2006 is as follows:

Six Months Ended June 30, 2006
(In Thousands)
Net loss	$ (477,574)
Loss from discontinued operations	17,994
Provision for income tax expense	27,019
Gain on interest rate swap	(14,789)
Loss on sale of marketable securities	10
Interest income	(8,377)
Interest expense and amortization of debt discounts and fees	168,228
Loss on early extinguishment of debt	365,642
Professional fees – accounting, tax, and legal	76,632
Government, class action, and related settlements expense	17,313
Impairment charges	3,860
Net non-cash loss on disposal of assets	5,814
Depreciation and amortization	75,851
Compensation expense under FASB Statement No. 123(R)	8,035
Sarbanes-Oxley related costs	3,376
Restructuring activities under FASB Statement No. 146	3,245

Adjusted Consolidated EBITDA	$ 272,279

A reconciliation of Adjusted Consolidated EBITDA to net cash used in operating activities for the six months ended June 30, 2006 is as follows:

Six Months Ended June 30, 2006
(In Thousands)
Adjusted Consolidated EBITDA	$ 272,279
Professional fees – accounting, tax and legal	(76,632)
Sarbanes-Oxley related costs	(3,376)
Interest expense and amortization of debt discounts and fees	(168,228)
Interest income	8,377
Provision for doubtful accounts	52,585
Net gain on disposal of assets	(7,919)
Amortization of debt issue costs, debt discounts and fees	14,345
Amortization of restricted stock	2,201
Accretion of debt securities	(53)
Gain on sale of investments, excluding marketable securities	(1,953)
Equity in net income of nonconsolidated affiliates	(10,163)
Distributions from nonconsolidated affiliates	7,609
Minority interest in earnings of consolidated affiliates	57,217
Stock-based compensation	5,834
Compensation expense under FASB Statement No. 123(R)	(8,035)
Current portion of income tax provision	(10,865)
Restructuring charges under FASB Statement No. 146	(3,245)
Net cash settlement on interest rate swap	1,815
Other operating cash used in discontinued operations	(4,098)
Change in government, class action and related settlements liability	(56,213)
Change in assets and liabilities, net of acquisitions*	(122,046)

Net Cash Used in Operating Activities*	$ (50,564)

*

See the Company’s Form 10-Q for the period ended June 30, 2006 for a discussion of changes in operating cash and assets and liabilities. The change during the six months ended June 30, 2006 includes the payment of accrued interest on the Company’s prior indebtedness that was extinguished as part of the Company’s recapitalization transactions discussed in the Company’s Form 10-Q for the period ended June 30, 2006.

Forward-Looking Statements

The information contained in the presentation includes certain estimates, projections and other forward-looking information that reflect the Company’s current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof. The Company undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in the presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-Q for the period ended June 30, 2006, the Form 10-K for the fiscal year ended December 31, 2005 and in other documents that the Company previously filed with the SEC, many of which are beyond the Company’s control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

	By:	/s/ John P. Whittington
		Name:	John P. Whittington
		Title:	Interim General Counsel and
Corporate Secretary

Dated: October 4, 2006

EXHIBIT INDEX

Exhibit Number	Description

99	Text of slide presentation of HealthSouth Corporation used in connection with the Company’s October 4, 2006 presentation at a financial industry conference.